                                             Registration Statement No. 33-37970
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549
                                  ___________

                        POST-EFFECTIVE AMENDMENT NO. 3
                                      TO
                                   FORM S-3

                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                                  __________

                               TANDY CORPORATION
            (Exact name of registrant as specified in its charter)

                            _______________________

             DELAWARE                            75-10477101
  (State or other jurisdiction of      (I.R.S. Employer Identification No.)
  incorporation of Organization)

                      100 THROCKMORTON STREET, SUITE 1800
                            FORT WORTH, TEXAS 76102
                                (817) 390-3700
                  (Address, including zip code, and telephone
                 number, including area code, of registrant's
                         principal executive offices)

                            ______________________

                                H.C. WINN, ESQ
                      SENIOR VICE PRESIDENT AND SECRETARY
                               TANDY CORPORATION
                      100 THROCKMORTON STREET, SUITE 1800
                            FORT WORTH, TEXAS 76102
                                (817) 390-3752
                    (Name, address, including zip code, and
         telephone number, including area code, of agent for service)


================================================================================
                                 May 16, 1997

     This Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (File No. 33-37970) is being filed to deregister $312,800,000 in aggregate principal amount of the Registrant's Debt Securities which remain unsold at the termination of the offering.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, Texas, on the 15th of May, 1997.


                                TANDY CORPORATION
                                (Registrant)



                                By:
                                    ----------------------------
                                    Dwain H. Hughes
                                    Senior Vice President and
                                    Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the 15th day of May 1997.

SIGNATURE                                TITLE

                                        Chairman of the Board,
------------------------                Chief Executive Officer and Director
John V. Roach                           (Principal Executive Officer)


                                        Senior Vice President and
------------------------                Chief Financial Officer
Dwain H. Hughes                         (Principal Financial Officer)


                                        Vice President and
------------------------                Controller (Principal
Richard L. Ramsey                       Accounting Officer)


                                        Director
------------------------
James I. Cash, Jr.

                                        Director
------------------------
Lewis F. Kornfeld, Jr.

                                        Director
------------------------
Jack L. Messman

                                        Director
------------------------
William G. Morton, Jr.

                                        Director
--------------------
Thomas G. Plaskett

                                        Director
--------------------
Leonard H. Roberts

                                        Director
--------------------
Alfred J. Stein

                                        Director
--------------------
William E. Tucker

                                        Director
--------------------
John A. Wilson